Disposal of an Affiliate	12 Months Ended
Dec. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
Disposal of an Affiliate
3.	DISPOSAL OF AN AFFILIATE

On November 28, 2011, the Company sold all of its ownership interests in HZ to CZ Tire Holdings Limited, an independent third party company incorporated in the British Virgin Islands, for cash consideration of Rmb600,000 or approximately US$95,330. The Company is subject to the PRC EIT on the taxable gain arising from the disposal of HZ (notes 6 and 9) at a statutory rate of 10%. As such, the Company is required to pay an income tax of Rmb79,485 on the disposal of HZ. According to the disposal agreement, CZ Tire Holdings Limited bore the difference of the tax payment in excess of Rmb40,000 or approximately US$6,355.

The proceeds, net of expenses, were fully settled on November 28, 2011.

A loss on disposal of Rmb364,480 was recognized which was the difference between the consideration and the net book value of HZ’s consolidated net assets at the date of disposal summarized in the table below:

Rmb’000
Current assets	8,859,419
Non-current assets	6,393,798
Current liabilities	8,953,480
Non-current liabilities	2,101,789

Total equity, excluding non-controlling interests	3,832,622

Company’s net equity interest	26%
Investments in equity method affiliates	996,345

Net consideration received	(592,380)
Income tax payment borne by CZ Tire Holdings Limited	(39,485)

Loss on disposal	364,480

Summarized financial information of HZ for 2011 up to the date of disposal:

Rmb’000
Revenues	23,959,478

Net income and comprehensive income attributable to shareholders of HZ	606,582

Company’s share of net income of HZ	157,711